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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549
                     ____________________________________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): September 15, 2000

                         Opinion Research Corporation
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              (Exact Name of Registrant as Specified in Charter)

         Delaware                     000-22554                   22-3118960
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(State or Other Jurisdiction         (Commission                 (IRS Employer
     of Incorporation)               File Number)            Identification No.)


23 Orchard Road, Skillman, NJ                                       08558
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code: (908) 281-5100
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Item 2.   Acquisition.
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A. Acquisition of the Assets of C/J Research, Inc.
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          On August 31, 2000, ORC Consumer, Inc.("ORC Consumer"), a Delaware
corporation and a wholly-owned subsidiary of Opinion Research Corporation (the "Registrant"), a Delaware corporation, acquired substantially all of the assets of C/J Research, Inc., an Illinois corporation ("C/J"), pursuant to an Asset Purchase Agreement dated August 31, 2000 by and among the Registrant, ORC Consumer, C/J and the stockholders of C/J. C/J is engaged in the business of providing primary market research and marketing services. In consideration of the assets, ORC Consumer agreed to assume certain liabilities of C/J and to pay the sum of $9,225,000. The sum of $8,325,000 was paid to C/J on the Closing Date of the acquisition. The sum of $900,000 was deposited into an escrow account.

          In connection with the acquisition of C/J, C/J's President, Terence Cotter, and C/J's Executive Vice President, Gary Cotter, entered into employment agreements with ORC Consumer. Terence Cotter's employment agreement anticipates an initial term of eighteen months, unless it is extended by the mutual agreement of the parties or earlier terminated. Gary Cotter's employment agreement anticipates an initial term of three years, unless it is extended by the mutual agreement of the parties or earlier terminated. Terence Cotter and Gary Cotter also entered into long-term non-compete agreements with ORC Consumer and the Registrant. In addition, another member of the senior management of C/J entered into a one year employment contract with ORC Consumer and a non-compete agreement with ORC Consumer and the Registrant. The Registrant intends to continue the business of C/J as it is presently being conducted.

          The purchase price, as well as fees and expenses incurred by the Registrant in connection with the acquisition of C/J, were funded in part from a portion of the proceeds of an investment in the Registrant made by LLR Equity Partners, L.P. ("LLR Equity") and LLR Equity Partners Parallel, L.P. ("LLR Parallel" and together with LLR Equity, "LLR"). See "LLR Transaction" below.

B.  LLR Transaction
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          On September 1, 2000 (the "Closing Date"), the Registrant entered into a Purchase Agreement (the "Purchase Agreement") with LLR Equity and LLR
Parallel. Pursuant to the terms of the Purchase Agreement, the Registrant sold and LLR purchased in a private placement (i) 1,176,458 shares of the Common Stock, $.01 par value per share (the "Common Stock") of the Registrant (the "Common Shares"), and (ii) 10 shares of the Series B Preferred Stock of the Registrant (the "Series B Shares"). In addition, the Registrant agreed to issue
(i) warrants to purchase 740,500 shares of the Common Stock at a price of $12.00 per share and (ii) additional anti-dilutive warrants to purchase shares of the Common Stock at a price of $.01 per
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share. The purchase price paid by LLR for each of the Common Shares was $8.50.
The purchase price paid by LLR for each of the Series B Shares was $10.00.

          Five years following the Closing Date, LLR may exchange each of its Common Shares for one-half of a share of the Company's Series C Preferred Stock. The Series B Shares contain provisions that, among others, entitle LLR to nominate and elect two directors to the Registrant's Board of Directors. In connection with the Purchase Agreement, the Registrant and LLR entered into a Registration Rights Agreement pursuant to which LLR has been granted certain rights with respect to the registration of the Common Shares under the Securities Act of 1933, as amended. In order to permit the Registrant to enter into the Purchase Agreement, it was necessary for the Registrant to amend the Rights Agreement dated September 13, 1996 between the Registrant and StockTrans, Inc. (the "Rights Agreement"). The Rights Agreement was amended to provide that LLR will not be considered an "Acquiring Person" and that the transactions contemplated by the Purchase Agreement will not be a "Triggering Event" under the Rights Agreement.
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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          In accordance with Rule 3-05(b)(i) and Article 11 under Regulation S-X, as referenced by Items 7(a) and 7(b) of Form 8-K, the Registrant is required to furnish the below-listed (i) financial statements of C/J and (ii) certain pro forma information with regard to the Registrant in filing this Form 8-K. Such financial statements and pro forma information will be filed as part of an amendment to this Form 8-K as soon as practicable following the date of filing hereof, but, in accordance with Item 7(a)(4) of Form 8-K, not later than 60 days after the date that the initial report on Form 8-K must be filed.

          (i) The audited financial statements of C/J as of and for the year ended December 31, 1999.

          (ii) The unaudited pro forma consolidated financial statements of Opinion Research Corporation as of June 30, 2000 and for the year ended December 31, 1999 and for the six months ended June 30, 2000.

          The Registrant has furnished the exhibits enumerated on the included
Exhibit Index. In accordance with Item 601(b)(2) of Regulation S-K, the schedules to the documents filed herewith as exhibits are not filed. Such agreements contain, where applicable, lists of such schedules, a copy of any of which the Registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request.
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                                   Signatures
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              OPINION RESEARCH CORPORATION



Dated: September 15, 2000     By: /s/ John F. Short
                                 ---------------------------
                                    John F. Short
                                    Chairman, President and
                                    Chief Executive Officer
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                                 Exhibit Index
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The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
No.         Item
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2.1       Asset Purchase Agreement, dated as of August 31,2000 by and among the
          Registrant, ORC Consumer, C/J and the Stockholders of C/J with the following exhibits:

          A.   Form of Seller Agreement Not to Compete.
          B.   Form of Escrow Agreement.
          C.   Form of Allocation of Purchase Price.
          D.   Form of Terence Cotter Employment Agreement.
          E.   Form of Gary Cotter Employment Agreement.
          F.   Form of Key Executive Employment Agreement.
          G.   Form of Terence Cotter Non-Compete Agreement.
          H.   Form of Gary Cotter Non-Compete Agreement.
          I.   Form of Key Executive Non-Compete Agreement.
          J.   Matters as to the legal opinion of Sachnoff & Weaver, Ltd.
          K.   Form of Instruction Letter to Escrow Agreement
          L.   Form of Assumption Agreement
          M. Matters as to the legal opinion of Wolf Block Schorr & Solis-Cohen LLP

4.1       Opinion Research Corporation Designation of Series B Preferred Stock.

4.2       Opinion Research Corporation Designation of Series C Preferred Stock.

10.1 Employment Agreement dated August 31,2000 by and among ORC Consumer, the Registrant and Terence Cotter.

10.2 Employment Agreement dated August 31,2000 by and between ORC Consumer, the Registrant and Gary Cotter.

10.3 Agreement Not to Compete dated August 31,2000, among the ORC Consumer, Registrant and Terence Cotter.

10.4 Agreement Not to Compete dated August 31,2000, among the ORC Consumer, Registrant and Gary Cotter.
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10.5      Purchase Agreement dated September 1, 2000 among Opinion Research
          Corporation, LLR Equity Partners, L.P. and LLR Equity Partners Parallel, L.P.

10.6 Registration Rights Agreement dated September 1, 2000 among Opinion Research Corporation, LLR Equity Partners, L.P. and LLR Equity Partners Parallel, L.P.

10.7 Common Stock Warrant Issued by Opinion Research Corporation to LLR Equity Partners, L.P. dated September 1, 2000.

10.8 Common Stock Warrant Issued by Opinion Research Corporation to LLR Equity Partners Parallel, L.P. dated September 1, 2000.

10.9 Anti-Dilution Common Stock Warrant Issued by Opinion Research Corporation to LLR Equity Partners, L.P. dated September 1, 2000.

10.10 Anti-Dilution Common Stock Warrant Issued by Opinion Research Corporation to LLR Equity Partners Parallel, L.P. dated September 1, 2000.

10.11 Amendment No. 2 to Rights Agreement dated September 1, 2000 between Opinion Research Corporation and StockTrans, Inc.

10.12 Amendment No. 1 to Registration Rights Agreement dated September 1, 2000 among Opinion Research Corporation, Allied Capital Corporation and Allied Investment Corporation.

10.13 Amendment No. 1 to Investment Agreement dated September 1, 2000 among Opinion Research Corporation, Allied Capital Corporation and Allied Investment Corporation.

10.14 Subsidiary Guarantee dated September 1, 2000 by ORC Consumer, Inc. for the benefit of Allied Capital Corporation and Allied Investment Corporation.

99.1      Press Release issued by the Registrant on September 1, 2000.

99.2      Press Release issued by the Registrant on September 5, 2000.